SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities

                     Exchange Act of 1934 (Amendment No. 0)

Filed by the registrant [x]

Filed by a party other than the registrant [ ]

Check the appropriate box:

 [x]    Preliminary proxy statement

 [ ]    Definitive proxy statement

 [ ]    Definitive additional materials

 [ ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                         LUCAS EDUCATIONAL SYSTEMS, INC.
                  (Name of Registrant as Specified in Charter)



     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of filing fee (Check appropriate box):

 [x]    No fee required

 [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1)      Title of each class of securities to which transaction applies:

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(2)      Aggregate number of securities to which transaction applies:

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(3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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(4)      Proposed maximum aggregate value of transaction:

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(5)      Total Fee paid:

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[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:

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(2)      Form, schedule or registration statement no.:

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(3)      Filing party:
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(4)      Date filed:
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


                         Lucas Educational Systems, Inc.
                          17950 Preston Road, Suite 912
                               Dallas, Texas 75252

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held July 29, 2000

         Notice is hereby given that the annual meeting of the stockholders of Lucas Educational Systems, Inc. will be held on July 29, 2000, at 10:00 a.m. (Registration to begin at 9:30 a.m.), local time, at the Crowne Plaza North Dallas/Addison Hotel, 14315 Midway Road, Addison, Texas, 75001, for the following purposes:

                  1. To consider and vote upon the election of Jerry R. Lucas, Jeffrey R. Gullo and J. D. Young as directors of Lucas Educational Systems, Inc.

                  2. To amend the company's Certificate of Incorporation to effect a one-for-four reverse split of the common stock and return the number of authorized shares of common stock to 20,000,000.

                  3. To approve the adoption of the 2000 Employee Stock Option Plan;

                  4. To approve the adoption of the 2000 Executive Stock Incentive Plan; and

                  5. To transact any other business that properly comes before the meeting or any adjournment thereof.

         Only stockholders of record at the close of business on June 27, 2000, are entitled to notice of and to vote at the meeting or any adjournment thereof. The stock transfer books will not be closed.

         We encourage you to attend the meeting in person, but understand that you may not be able to do so. For your convenience, and to ensure that your shares are represented and voted according to your wishes, we have enclosed a proxy card for your use. In the event you cannot attend the meeting in person, please date, sign and return the card in the enclosed envelope as soon as possible. We have provided a postage-paid envelope to return your proxy card. If you attend the meeting, you may revoke your proxy and vote in person.

         Following the annual meeting of stockholders the company will host a brief discussion of its business plans and upcoming products. This session will be open to the public. As the scheduled meeting date is a Saturday, the attire for both meetings will be business casual.

                                              By Order of the Board of Directors




                                              Steven R. Crowell
                                              Secretary

Dallas, Texas
July 3, 2000

                         Lucas Educational Systems, Inc.
                          17950 Preston Road, Suite 912
                               Dallas, Texas 75252

                                 PROXY STATEMENT

                                       FOR

                       THE ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held July 29, 2000

         The Board of Directors of Lucas Educational Systems, Inc. is soliciting your proxy in the form of the enclosed proxy card for use at the annual meeting of stockholders of the company to be held on July 29, 2000, at 10:00 a.m. (registration beginning at 9:30 a.m.) local time, at the Crowne Plaza North Dallas/Addison Hotel, 14315 Midway Road, Addison, Texas, 75001, as set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice") and at any adjournment thereof. This Proxy Statement and the enclosed proxy card are being mailed to stockholders on or about July 3, 2000.

                        RECORD DATE AND VOTING SECURITIES

         Only stockholders of record at the close of business on June 27, 2000, will be entitled to vote on matters presented at the meeting or any adjournment thereof.

         As of April 30, 2000, there were issued and outstanding 14,788,619 shares of the company's common stock and 89,974 shares of Series A Convertible Preferred Stock that will vote together with the common stock and not as a separate class, at the rate of 100 votes per share for a total of 23,786,019 votes to be cast at the annual meeting. (Hereafter referred to jointly as the "Voting Stock"). The holders of the combined majority of these shares entitled to vote at the meeting must be represented at the meeting in person or by proxy to have a quorum for the meeting and to act on the matters specified in the Notice. Votes withheld from any director nominee will be counted in determining whether a quorum has been reached. Under the Certificate of Incorporation of Lucas Educational Systems, Inc., each share of common stock is entitled to one vote, and each share of Series A Convertible Preferred Stock is entitled to 100 votes, on all matters brought before the meeting or any adjournment thereof.

         Assuming a quorum is present, the affirmative vote of a plurality of the shares of Voting Stock voted for the election of directors is required for the election of directors. Votes may be cast in favor of, or withheld from, a director nominee. Votes that are withheld from a particular nominee will not affect the outcome of the vote. In the election of directors, stockholders are not entitled to cumulate their votes and are not entitled to vote for a greater number of persons than the number of nominees named in this Proxy Statement.

         Two directors will be elected by the holders of the common stock, and the Board of Directors has nominated Jerry R. Lucas and Jeffrey R. Gullo for these positions. The third director will be elected by the holders of the Series A Convertible Preferred Stock, and the Board of Directors has nominated J. D. Young for this position.

         The affirmative vote of at least a majority of the outstanding shares of Voting Stock entitled to vote thereon is required to approve the amendment of the Certificate of Incorporation to affect a one-for-four reverse split of the common stock and subsequently return the number of authorized shares to 20,000,000. The affirmative vote of at least a majority of the outstanding shares of Voting Stock voting at the annual meeting is required to approve the adoption of the 2000 Stock Option Plan, the 2000 Executive Incentive Plan and any other matters that properly come before the meeting.

         Under applicable rules, brokers who hold shares in street name have the authority to vote in favor of all matters specified in the Notice, if they do not receive contrary voting instructions from beneficial owners. Under applicable law, if a broker has not received voting instructions with respect to certain shares and gives a proxy for those shares, but does not vote the shares on a particular matter, those shares will not affect the outcome of the vote with respect to the matter. Any stockholder that is present at the meeting, either in person or by proxy, but abstains from voting, will be counted for purposes of determining whether a quorum exists, even if the stockholder abstains from voting. An abstention will not be counted as an affirmative or negative vote in the election of the directors. With respect to the proposals to amend the Certificate of Incorporation, an abstention would have the same effect as a vote against the proposal. The stockholders have no appraisal rights under Delaware law with respect to the proposals specified in the Notice.

         Any stockholder giving a proxy may revoke it at any time before it is voted by giving written notice to the company or by attending the meeting in person and voting such shares. Where a stockholder has appropriately specified how a proxy is to be voted, it will be voted accordingly, and where no specific direction is given, it will be voted FOR adoption of each of the proposals set forth in the Notice and at the discretion of the proxy holders on any matter proposed to come before the meeting.

                SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information concerning beneficial ownership of the company's common stock as of April 30, 2000, by (i) each person who is known to us to own beneficially more than five percent of the outstanding shares of common stock, (ii) each director and executive officer of the company and (iii) all directors and executive officers as a group. The company is not aware of any arrangement which might result in a change in control in the future.

         Name and Address of                                       Percent of
         Beneficial Owner               Number of Shares(1)      Voting Control
         ----------------------------------------------------------------------

         Jerry R. Lucas(2)                  8,045,000                  33.8%
         Box 789
         Templeton, CA 93465

         Jeffrey R. Gullo(3)                2,385,000                  10.0%
         17950 Preston Rd., Ste. 912
         Dallas, Texas 75252

         J. D. Young                        5,806,036(4)               24.4%
         17950 Preston Rd., Ste. 912
         Dallas, Texas 75252

         The John J. Gullo 1994 Trust       1,285,347(4)               5.4%
         5504 Weatherby Lane
         Plano, Texas  75093

         Directors and executive            16,236,036                 68.2%
         officers as a group
         (3 persons)
----------------------

(1) Share amounts are prior to the reverse stock split proposed to be approved at the annual meeting.

(2) Excludes options to acquire an additional 1,000,000 shares at the earlier of 48 months service under an employment agreement or when the cumulative gross revenue of the Company reaches $2,000,000, and another 1,000,000 shares of Common Stock at the earlier of 48 months service under his employment agreement or when quarterly revenue reaches $1,250,000 in any fiscal quarter. The Company may issue options to purchase 1,500,000 further shares if it determines to acquire certain intellectual property rights not covered by the Licensing and Royalty Agreement between him and the company. See "Management - Related Party Transactions".

(3) Includes 1,255,000 shares that are subject to forfeiture if the Company does not commence operations as evidenced by the ability to accept and fulfill orders for products via phone, facsimile and the Internet by March 1, 2001; and excludes options to acquire 1,575,000 shares at the earlier of 48 months service under his employment agreement or when the cumulative gross revenue of the Company reaches $2,000,000; 1,900,000 shares at the earlier of 48 months service under his employment agreement or when quarterly revenue reaches $1,250,000 in any fiscal quarter, and 1,955,000 shares after 36 months of continuous employment by the Company. If all such targets are met, Mr. Gullo will own or have the right to acquire 7,815,000 shares of Common Stock, representing 26.7% of the Company on a fully diluted basis.

(4) Represents shares of common stock to be issued upon conversion of Series A Convertible Preferred Stock upon approval and filing of the amendment to the Certificate of Incorporation described herein.

                                   MANAGEMENT

Directors and Executive Officers

Name                     Age     Position with Company

Jerry R. Lucas           60      Chairman
Jeffrey R. Gullo         37      President, Director and Chief Executive Officer
J. D. Young              41      Director
Steven R. Crowell        46      Chief Financial Officer and Secretary

         Jerry R. Lucas, Chairman since 1996, has over 30 years of experience in developing, promoting, and selling learning and memory training products. Known as Dr. Memory,(TM) Mr. Lucas co-authored The Memory Book, a New York Times best seller that sold more than 3 million copies. Mr. Lucas was voted one of the top 50 NBA players of all time, having been a three-time college All-American at Ohio State and a seven-time All-Pro with the New York Knicks. He has been the Chairman of the company and its predecessors since 1992.

         Jeffrey R. Gullo, President since 2000 and consultant since late 1999. Prior to consulting with the company, Mr. Gullo was a Senior Vice President with United Dental Care, Inc. He had previously spent six years with Arthur Andersen & Co. as a Senior Manager specializing in business process re-engineering and information systems integration.

         J.  D.  Young,   Director  since  2000.   Since  retiring  from  Oracle
Corporation in 1997, Mr. Young has been an Independent Investor. He was a sales executive while with Oracle.

         Steven R. Crowell, Chief Financial Officer since 2000. From 1998 to 2000 Mr. Crowell was Chief Financial Officer with Integrated Software Solutions, Inc. Previously he was Vice President - Treasurer for TIG Insurance Company.

         Directors serve for a term of one year or until their successors are elected and qualified. Directors do not receive cash compensation for serving as such.

         Executive officers are appointed by and serve at the will of the Board of Directors. There are no family relationships between or among any of the directors or executive officers of the company.

Related Party Transactions

         Substantially all of the company's intellectual property used in its products is held under a Licensing and Royalty Agreement (the "License") with Jerry and Cheryl Lucas that provides for the Lucases to retain ownership of all intellectual property previously developed by them and the license of certain products in exchange for 8% of the sales price as defined.

         Pursuant to an Amendment to the Licensing and Royalty Agreement, additional products not covered by the License may be included in the License at the company's election upon issuing to them options to purchase 1,500,000 shares of common stock.

         The company leases its 1,200 square foot product development facility from Cheryl Lucas on a month-to-month rental basis for monthly rent of $1,200.

         On March 24, 2000, the company completed a private placement and management restructuring to enable it to actively pursue its business of marketing and distributing proprietary memory enhancement products developed by its founder, former NBA All Pro Jerry Lucas. A total of $1,400,000 was raised through an offering of 89,974 shares of Series A Convertible Preferred Stock that were sold to a group of accredited investors. The Series A Convertible Preferred Stock will convert to approximately 9 million shares of common stock on March 24, 2001. Proceeds from the offering are being used to commence marketing and distribution activities to establish the company as a provider of memory training techniques and related educational products. As part of the restructuring, the company entered into employment agreements with Messrs. Gullo and Lucas, described in "Compensation of Executive Officers - Employment Agreements," the Amendment to the Licensing and Royalty Agreement with Mr. and Mrs. Lucas described above and issued certain of the shares of common stock and options described in "Securities Ownership of Certain Beneficial Owners."

Meeting Attendance

         The Board of Directors held two actions by unanimous consent during the year ended March 31, 2000. No director failed to attend at least 75% of the meetings.

Committees of Directors

         The Board of Directors has an audit committee comprised of J. D. Young and Jeffrey R. Gullo. The audit committee oversees the annual audit of the company, provides oversight into the adequacy of the company's internal controls and other financial matters as the committee may deem appropriate.

         The Board of Directors has a compensation/benefits committee comprised of Messrs. Young and Lucas. The compensation/benefits committee oversees the employment contracts of the company's key employees and directors and such other related items as the committee may deem appropriate from time to time.

Section 16(a) Beneficial Ownership Reporting Compliance

         Under U.S. securities laws, directors, certain executive officers and persons holding more than 10% of the Company's common stock must report their initial ownership of the common stock and any changes in that ownership to the Securities and Exchange Commission. The Securities and Exchange Commission has designated specific due dates for these reports and the company must identify in this Proxy Statement those persons who did not file these reports when due. Based on its review of the reports filed with the Securities and Exchange Commission and written representations of its directors and executive officers, the Company believes, except as follows, that all persons subject to reporting filed the required reports on time during the year ended March 31, 2000. Mr. Lucas filed his first report in March 2000 upon completion of the Company's private placement of Series A Convertible Preferred Stock.

                       COMPENSATION OF EXECUTIVE OFFICERS

Executive Compensation

The following summary compensation table sets forth certain information regarding compensation paid during each of the three fiscal years ended March 31, 2000, 1999 and 1998, to the persons serving as the company's chief executive officer and each executive officer. No employee's annual compensation exceeded $ 100,000.

                            Annual Compensation       Restricted        Securities           All
                            -------------------
Name and                  Fiscal                         Stock          Underlying          Other
Principal Position        Year              Salary      Awards           Options         Compensation
------------------        ----              ------      ------           -------         ------------
Jerry R. Lucas Chairman   2000             $16,000        -0-           2,000,000            $-0-
                          1999             $72,000        -0-              -0-               $-0-
                          1998             $16,000        -0-              -0-               $-0-
Jeffrey R. Gullo

President and CEO         2000              $  -0-     2,385,000        5,430,000            $-0-

Employment Agreements

         All company employees other than Messrs. Lucas and Gullo have executed employment agreements that provide for typical benefits and purport to restrict the employee's ability to disclose confidential information or compete against the company following termination. None of such agreements provide for extensive severance or other payments following termination, which may be given at the will of the company.

         Mr. Gullo's contract provides for payment of $10,000 per month base pay, and annual bonus up to 100% of base salary based upon the company's performance measured by its EBITDA, and incentive stock awards and options as described in "Securities Ownership of Certain Beneficial Owners." Mr. Lucas' contract provides for $8,000 per month base salary, payment of royalties to him under the Licensing and Royalty Agreement, and options described under "Securities Ownership of Certain Beneficial Owners."

Stock Option Plans

         See the discussion below regarding the 2000 Employee Stock Option Plan and 2000 Executive Incentive Plan.


                    MATTERS TO BE BROUGHT BEFORE THE MEETING

         As to all matters to be considered at the annual meeting, Messrs. Lucas, Gullo and Young together hold sufficient voting power to approve such measures and have indicated they will vote to do so.

Proposal 1. Election of Directors

         Three directors will be elected at the meeting. Two directors will be elected by the holders of common stock and one director will be elected by the holders of the Series A Convertible Preferred Stock. The persons named below have been nominated for election as directors. Should any nominee become unable or unwilling to accept nomination or election, no person will be substituted in his stead, and the Board of Directors, in accordance with the bylaws of the company, will by resolution reduce the number of members of the Board of Directors accordingly or nominate a substitute to be elected at the meeting. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve if elected, and to the knowledge of the Board of Directors, each of the nominees intends to serve the entire term for which election is sought.

         Name(1)                                          Principal Occupation               Director Since
         -------                                          --------------------               --------------

Nominated to be elected by the holders of Common Stock
------------------------------------------------------

Jerry R. Lucas                                            Chairman                           1996
Jeffrey R. Gullo                                          President and Chief Executive      2000
                                                          Officer

Nominated to be elected exclusively by the holders of
Series A Convertible Preferred Stock
-----------------------------------------------------

J. D. Young                                               Investor                           2000

(1) For information concerning the ages, business experience and background of the nominees, see "Management--Directors and Executive Officers."

         The affirmative vote of a plurality of the shares of Voting Stock or Series A Convertible Preferred Stock, as appropriate, voted for the election of directors is required for the election of directors. Votes may be cast in favor of or withheld from a director nominee. Votes withheld from a nominee will not affect the outcome of the election. In the election of directors, stockholders are not entitled to cumulate their votes and are not entitled to vote for a greater number of persons than the number of nominees for election.

     THE BOARD OF DIRECTORS URGES YOU TO VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR AS SET FORTH ABOVE.

Proposal 2. Amendment of the Articles of Incorporation to Increase the Number of
            Authorized Shares of Common Stock

Terms of the Proposal

         In March 2000, the Company completed a private placement of $1,400,000 of Series A Convertible Preferred Stock and the issuance of common shares and options to acquire new and existing executive personnel under the 2000 Executive Incentive Plan. Such issuances were undertaken in connection with the implementation of a plan to commence distribution and marketing of the company's products and services via direct and wholesale distribution channels. The company has 20,000,000 shares of common stock authorized. One provision of the Series A Convertible Preferred Stock is that such shares will be converted on March 24, 2001 following approval of the pending amendment to the Certificate of Incorporation proposed in this Proxy Statement. As of April 30, 2000 there were issued and outstanding 14,788,619 shares of common stock. An additional 7,910,000 shares may be issued upon the exercise of all outstanding stock options, and 8,997,400 shares will be issued upon conversion of the outstanding shares of Series A Convertible Preferred Stock. In addition, the company anticipates that it will engage in future financings involving the issuance of common stock as needed to fund anticipated growth. The Board of Directors has therefore determined that the Certificate of Incorporation should be amended to affect a one-for-four reverse split of the common stock and subsequently return the number of authorized shares to 20,000,000.

         Upon effectiveness of this amendment, one new share will be issued for each four shares previously outstanding and the number of authorized shares will be returned from 5,000,000 to 20,000,000, the number of shares currently authorized. Fractional shares will be rounded, except that any person holding less than one share after the split will be paid for his fractional share in cash.

         The affirmative vote of a majority of the shareholders entitled to vote, in person or by proxy, is required to approve the proposal to amend the Certificate of Incorporation to authorize the reverse split and return the number of authorized shares to 20,000,000.

         Following approval of the amendment at the annual meeting, the company will prepare and file an amendment to the Certificate of Incorporation with the Secretary of State of Delaware that will (i) cause the existing outstanding shares of common stock to be exchanged on the basis of one new share of common stock issued for each four outstanding shares of common stock and (ii) return the total authorized shares of common stock to 20,000,000. Such exchange will become effective upon filing of the amendment, and thereafter the company will mail letters of transmittal to its stockholders to return their pre-split certificates. Upon receipt of the pre-split certificates, the company's agent will mail post-split certificates to tendering stockholders. Shares owned in book entry through Depository Trust Company will be exchanged by sending a single, global certificate to Depository Trust Company for all shares held by it.

         The voting rights and other rights attributable to common stock will not be altered by the amendment. Except for the rounding of fractional shares (which will result in only minor adjustments), the proposed reverse split will not affect any stockholder's proportionate equity interest in the company. The amendment will not change the par value of common stock. The only effect on the company's consolidated financial statements will be a reclassification of the capital accounts of the company's balance sheet and a recalculation of earnings per share and weighted average shares outstanding as if the reverse split had occurred on the first day of each period presented.

Reasons for the Reverse Split

         The Board of Directors believes that there are too many shares outstanding in relation to the price of the company's common stock in the over-the-counter market. It is contemplated that the reverse split will result in a corresponding proportional increase in the market price of the stock, although there is no assurance that such reaction will take place.

         The Board of Directors is hopeful that the decrease in the number of shares of common stock outstanding as a consequence of the proposed reverse split, and the anticipated corresponding increased price per share, will stimulate interest in the company's post-split common stock and ultimately promote greater liquidity for the company's stockholders. However, the possibility does exist that such liquidity could be adversely affected by the reduced number of shares which would be outstanding after the proposed reverse split.

         The Board of Directors is also hopeful that the proposed reverse split will result in a price level for the shares that would mitigate the present refusal on the part of some brokerage firms to deal in the company's stock and diminish the adverse impact of trading commissions on the potential market for the company's stock. However, there can be no assurance that the proposed reverse split will achieve such results, nor can there be any assurance that the reverse split will not adversely affect the market price of the common stock or, alternatively, that any increased price per share of the common stock immediately after the proposed reverse split will be sustained for any prolonged period of time. In addition, the reverse split may have the effect of creating odd lots of stock for some stockholders, and such odd lots may be more difficult to sell or have higher brokerage commissions associated with the sale of such odd lots.

         Management of the company is not aware of any present efforts by any person or persons to accumulate common stock in order to obtain control of the company and the proposed reverse split is not intended to be an anti-takeover device. The approval of the amendment is being sought simply to enhance the image of the company and to price the common stock in a range more acceptable to the brokerage community and to investors.

General Effect of Amendment

         The effect of the amendment on the aggregate number of shares of the company's common stock is as follows:

Number of Shares                           Prior to Amendment    After Amendment
----------------                           ------------------    ---------------

Common Stock

   Authorized                                      20,000,000      20,000,000
   Outstanding                                     14,788,619       3,697,155(1)
   Reserved for Conversion of the
     Series A Convertible Preferred Stock           8,997,400       2,249,350
                                                   ----------      ------------
   Net Available (Shortfall) for Issuance          (3,786,019)     14,053,495

   Par value per share                                  $.001           $.001

Preferred Stock

   Authorized                                       1,000,000       1,000,000
   Outstanding Series A                                89,974          89,974

-------------------------------
(1)  Subject to minor adjustment due to rounding of fractional shares.


Effect Upon Outstanding Options and Convertible Stock

         In connection with the amendment, all outstanding options and convertible stock exercisable for 16,907,400 shares of common stock will be adjusted so that the number of shares issuable upon the exercise of such outstanding options or convertible stock will be decreased in proportion to the 1-for-4 reverse split, and the exercise price per share under such outstanding options will be proportionately increased. Outstanding options and convertible stock will be rounded to the nearest whole share, and no cash payment will be made in respect of any fractional share. The company's 2000 Employee Stock
Option Plan and 2000 Executive Incentive Plan (the "Plans") now provide for 1,500,000 shares and 11,315,000 shares, respectively, which numbers will be decreased proportionately so that the number of post-split shares authorized under the Plans will be 375,000 shares and 2,828,750 shares, respectively.

Federal Income Tax Consequences

         A summary of the federal income tax consequences of the proposed reverse split is set forth below. The following discussion is based upon present federal tax law and does not purport to be a complete discussion of such consequences. Accordingly, STOCKHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS FOR MORE DETAILED INFORMATION REGARDING THE EFFECTS OF THE PROPOSED REVERSE SPLIT ON THEIR INDIVIDUAL TAX STATUS.

         1. The proposed reverse split will not be a taxable transaction to the company.
         2. A stockholder will not recognize any gain or loss as a result of the reverse split.
         3. The aggregate tax basis of a stockholder's post-split shares of common stock (including any fractional shares issued in connection with the rounding up of fractional share) will equal the aggregate tax basis of the stockholder's shares of pre-split common stock. The holding period of the post-split common stock generally will include the holding period of the stockholder's pre-split common stock, provided the pre-split shares of common stock were capital assets in the hands of such stockholder.

No Dissenters' Rights

         Under Delaware law, stockholders are not entitled to dissenters' rights with respect to the reverse split or any other element of the Amendment.

       THE BOARD OF DIRECTORS URGES YOU TO VOTE "FOR" THE APPROVAL OF THE AMENDMENT.

Proposal 3. Adoption of the company's 2000 Employee Stock Option Plan

General

         A copy of the 2000 Employee Stock Option Plan (the "Employee Plan") is attached to this Proxy Statement as Exhibit A, and the following summary is qualified in its entirety by reference to the full text of the Employee Plan. The following is a summary of certain provisions of the Employee Plan.

         The company's Board of Directors has approved, and recommends that the stockholders approve, the adoption of the Employee Plan, under which the company has reserved 1,500,000 shares of pre-split common stock for issuance to key employees, directors and consultants of the company pursuant to options granted by the Board of Directors (or a Compensation Committee of the Board of Directors) during the term of the Employee Plan.

         The purposes of the Employee Plan are to encourage key employees, directors and consultants of the company and its subsidiaries to acquire a proprietary interest in the company and thus share in the future success of the company's business; to enable the company, by offering comparable incentives, to attract and retain quality management personnel, directors and consultants who are in a position to make important and direct contributions to the success of the company; and to promote a closer alignment of interest between the company's employees, directors and consultants and its stockholders. The maximum number of shares reserved for issuance and subject to option under the Employee Plan will be 1,500,000 pre-split shares of common stock (375,000 shares post-split). Under the Employee Plan, officers, key employees, directors and consultants of the company and its subsidiaries will be eligible to receive options to purchase common stock. The exercise period of each option will be determined by the Board of Directors, but no option shall have a term longer than ten years. Options granted under the Employee Plan may be either Incentive Stock Options or options that are not intended to be Incentive Stock Options ("Nonqualified Stock Options"). The Board of Directors is authorized to designate the recipients of options, the dates of grants, the number of shares subject to options, the option price, the terms of payment upon exercise of the options, and the time during which the options may be exercised. The Board of Directors may delegate its authority to a committee of the Board of Directors from time to time under the Plan.

         The Employee Plan will continue for a period of ten years after approval of the stockholders, and no options will be granted after expiration. All options granted prior to that time will remain in effect in accordance with their terms. In the event of any future change in the company's common stock as a result of stock splits or stock dividends, or combinations or exchanges of stock, or otherwise, the number of shares available for option and subject to any option and the price per share of shares subject to any option may be proportionately adjusted by the Board of Directors, which will administer the Employee Plan, subject to its power to delegate authority from time to time to a committee of the Board of Directors to administer the Employee Plan.

         The Board of Directors has full power to select optionees from and among the officers, key employees, directors and consultants of the company and its subsidiaries, and to specify the terms and conditions of any option granted under the Employee Plan; however, no option may be granted at an exercise price less than 100% of the fair market value of the company's common stock on the business day preceding the date of the grant of such option. No option may be exercisable more than ten years after the date of its grant, but options may have differing permissible exercise periods.

         The Board of Directors may not grant an Incentive Stock Option to a consultant who is not a salaried employee of the company, or any of its subsidiaries, nor may it grant an Incentive Stock Option to any stockholder who at the time of the grant beneficially owns more than 10% of the company's outstanding voting securities, unless such option has an exercise price at the time of the grant of at least 110% of the fair market value of the common stock, and the option is not exercisable for more than five years from the date of grant. Incentive Stock Options may not be granted to any person when the effect would be to permit such person to first exercise options, in any calendar year, for the purchase of shares of common stock having a fair market value in excess of $100,000 (determined at the time of the grant of the options).

         Incentive Stock Options and Nonqualified Stock Options may not be transferred except by will or the laws of descent and distribution, and during the lifetime of the optionee to whom granted, may be exercised only by such optionee. Incentive Stock Options and Nonqualified Stock Options may be exercised by the optionee within three months after termination of employment, directorship or consulting relationship (unless the option expires earlier by its terms), unless such termination was due to death or disability of the optionee. In the event of death of an optionee holding an Incentive Stock Option or Nonqualified Stock Option while employed by, or serving as a director or consultant of, the company the option shall be exercisable by the person or persons to whom such optionee's rights pass by will or by the laws of descent and distribution at any time prior to the expiration date of the option or within one year after the date of such death, whichever is earlier, but only to the extent the optionee had the right to exercise such Incentive Stock Option or Nonqualified Stock Option on the date of his death. In the event of the disability of an optionee holding an Incentive Stock Option or Nonqualified Stock Option while employed by, or serving as a director or consultant of the company, which results in termination of such optionee's employment, directorship or consulting relationship, the Board of Directors may allow an Incentive Stock Option or Nonqualified Stock Option to be exercisable by the optionee at any time prior to the expiration date of the Incentive Stock Option or Nonqualified Stock Option or within one year after the date of such termination, whichever is earlier, but only to the extent the optionee had the right to exercise such option at the date of such termination.

         The Board of Directors may amend the Employee Plan at any time in any manner; however, no amendment may, without the approval of the company's stockholders increase the maximum number of shares issuable under the Employee Plan except in the case of certain capital adjustments.

Options for Shares

         Options for 480,000 shares have been issued under the Employee Plan to two employees.

Federal Income Tax Consequences

         There are no federal income tax consequences to the optionee or the company upon the grant of stock options under the Employee Plan. The federal tax consequences upon exercise will vary depending on whether the option is an Incentive Stock Option or a Nonqualified Stock Option.

         Incentive Stock Options. When an optionee exercises an Incentive Stock Option, the optionee will not at that time recognize any income, nor will be company be entitled to a deduction. The optionee will recognize capital gain or loss at the time of disposition of the shares acquired through the exercise of an Incentive Stock Option if the disposition occurs more than two years after the option was granted and if the shares have been held more than one year after it was exercised. The company will be not be entitled to a tax deduction if the optionee satisfies these holding requirements. The net federal income tax effect to the holder of Incentive Stock Options is to defer, until the acquired stock is sold, taxation of any increase in the stock's value from the time of grant of the option to the time of its exercise, and to tax such gain, at the time of sale, at capital gain rates rather than ordinary rates.

         If the holding requirements are not met, then upon sale of the shares the optionee generally recognizes as ordinary income the excess of the fair market value of the shares at the date of exercise over the exercise price, and any increase in the value of the option stock subsequent to exercise is long or short-term capital gain to the optionee depending on the optionee's holding period for the stock. However, if the sale is for a price less than the value of the shares on the date of exercise, the optionee might recognize ordinary income only to the extent the sale price exceeded the option price. In either case, the company is entitled to a business expense deduction to the extent of ordinary income recognized by the optionee.

         Nonqualified Stock Options. When an optionee exercises a Nonqualified Stock Option, the optionee recognizes ordinary income in the amount of the excess of the fair market value of the shares received upon exercise over the aggregate amount paid for those shares, and the company may deduct as an expense the amount of income so recognized by the optionee. For capital gains purposes, the holding period of the shares begins upon the exercise of the option, and the optionee's basis in the shares is equal to the fair market value of the shares on the date of exercise.

         If, upon exercise of a Nonqualified Stock Option, the optionee pays all or part of the purchase price by delivering to the company shares of already-owned stock, there are no federal income tax consequences to the optionee or the company to the extent of the number of shares so delivered. As to any additional shares received, the optionee recognizes ordinary income equal to the aggregate fair market value of the additional shares received, less any cash paid to the company, and the company is allowed to deduct as an expense the amount of such income. For purposes of calculating tax upon disposition of the shares acquired, the holding period and basis of the new shares, to the extent of the number of old shares delivered, is the same as for those old shares. The holding period for any additional shares begins on the date the option is exercised, and the basis in those additional shares is equal to the taxable income recognized by the optionee, plus the amount of any cash paid to the company.

Summary

         The Board of Directors believes that the Employee Plan is in the best interest of the company's stockholders and is necessary to enable it to attract and retain highly qualified key employees and directors. The affirmative vote of a majority of the shareholders entitled to vote on, and that vote for or against or expressly abstain with respect to, this matter is required to adopt the Employee Plan.

         THE BOARD OF DIRECTORS URGES YOU TO VOTE "FOR" THE ADOPTION OF THE 2000 EMPLOYEE STOCK OPTION PLAN.

Proposal 4. Adoption of the company's 2000 Executive Incentive Plan

General

         A copy of the 2000 Executive Incentive Plan (the "Executive Plan") is attached to this Proxy Statement as Exhibit B, and the following summary is qualified in its entirety by reference to the full text of the Executive Plan. The following is a summary of certain provisions of the Executive Plan.

         The company's Board of Directors has approved, and recommends that the stockholders approve the adoption of the Executive Plan, under which the company has reserved 11,315,000 shares of pre-split common stock (2,828,750 shares post-split) for issuance to Jeffrey R. Gullo and Jerry R. Lucas as either restricted stock grants or non-qualified stock options to purchase common shares.

         The primary purpose of the Executive Plan is to implement the agreement between Mr. Gullo and the company for him to develop a business and marketing plan, raise capital to begin implementation of the business and marketing plan, become the chief executive officer of the company, and be rewarded upon the achievement of certain milestones in the company's development. The second purpose of the Executive Plan is to provide for non-qualified stock options to be issued to Mr. Lucas as both an incentive for the achievement of certain company objectives and compensation for the transfer of additional intellectual property rights.

         Pursuant to approval by the Board of Directors, all of the shares covered by the Executive Plan have been issued or reserved for issuance as follows, and no further shares will be issued under the Executive Plan.

         Recipient             Shares            Conditions to Issuance
         ---------             ------            ----------------------

         Jeffrey R. Gullo      2,385,000         Issued  upon  closing   private
                                                 placement, of  which  1,255,000
                                                 are subject  to  forfeiture  if
                                                 the  Company does  not commence
                                                 operations by March 1, 2001.

         Jeffrey R. Gullo      5,430,000         Options that become exercisable
                                                 as described  in  footnote 3 to
                                                 "Securities Ownership of
                                                 Certain Beneficial Owners."

         Jerry R. Lucas        2,000,000         Options that become exercisable
                                                 as described in footnote 2 to
                                                 "Securities Ownership of
                                                 Certain Beneficial Owners."

         Jerry R. Lucas        1,500,000         Options that become exercisable
                                                 if the company elects to
                                                 acquire certain intellectual
                                                 property rights under the
                                                 Amendment to Licensing and
                                                 Royalty Agreement.


Terms of Securities

         The purchase price for all shares issued and the exercise price of all stock options under the Executive Plan is $0.061 per share, which was the value of the shares as of March 20, 2000 as determined by an independent appraisal by the Hill Valuation Group, LLC.

         All shares issued or to be issued under the Executive Plan are restricted securities and may not be sold by the holders except in compliance with federal and state securities laws.

         All options issued under the Executive Plan are non-qualified stock options bearing the same characteristics described in "Proposal 3 - Adoption of the Company's 2000 Employee Stock Option Plan." Such options have an exercise period of ten years after the date of grant.

Summary

         The Board of Directors believes that the Executive Plan is in the best interest of the company's stockholders and is necessary to enable it to attract and retain highly qualified executives. The affirmative vote of a majority of the shareholders shares of common stock entitled to vote on, and that vote for or against or expressly abstain with respect to, this matter is required to adopt the Executive Plan.

THE BOARD OF DIRECTORS URGES YOU TO VOTE "FOR" THE ADOPTION OF THE 2000 EXECUTIVE STOCK INCENTIVE PLAN.

                       DEADLINE FOR STOCKHOLDER PROPOSALS

         Stockholders intending to submit proposals to be included in the proxy materials for the 2001 Annual Meeting of Stockholders must submit their proposals in writing so that they will be received by the company no later than April 1, 2001. The proposals should be directed to the Secretary of the company, Steven R. Crowell at 17950 Preston Road, Suite 912, Dallas, Texas 75252. Under Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, proposals of stockholders must conform to certain requirements as to form and may be omitted from the proxy materials under certain circumstances. To avoid unnecessary expenditures of time and money by stockholders and the company, stockholders are urged to review this Rule and, if questions arise, consult legal counsel prior to submitting a proposal to the company.

                                  MISCELLANEOUS

         The Board of Directors of the company knows of no matters other than those described herein that will be presented for consideration at the meeting. If, however, other matters come before the meeting, the proxy holders intend to vote all proxies in accordance with their best judgment in the interest of the company.

         The cost of solicitation of proxies, including the cost of preparing, printing and mailing proxy materials and the cost of reimbursing brokers for forwarding proxies and Proxy Statements to their principals, will be borne by the company. Proxies may also be solicited without extra compensation by the officers and employees of the company by telephone, facsimile, telegraph or personally. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of shares of common stock held of record by such persons, and the company may reimburse them for reasonable out-of-pocket expenses incurred by them.

         PLEASE DATE, SIGN, AND RETURN THE PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY WILL BE APPRECIATED, AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

         A copy of the company's 2000 Annual Report containing audited financial statements accompanies this Proxy Statement. The Annual Report does not constitute any part of the proxy solicitation material.

                                            By Order of the Board of Directors



                                            Steven R. Crowell
                                            Secretary

Dallas, Texas
July 3, 2000

                                    Exhibit A

                         LUCAS EDUCATIONAL SYSTEMS, INC.

                         2000 EMPLOYEE STOCK OPTION PLAN

                                1,500,000 Shares

ARTICLE I - GENERAL

1.1      Purpose of the Plan.
         --------------------

         The purpose of the Lucas Educational Systems, Inc. 2000 Employee Stock Option Plan (the "Plan") is to assist Lucas Educational Systems, Inc., a Delaware corporation (the "Company"), in securing and retaining Key Participants of outstanding ability by making it possible to offer them an increased incentive to join or continue in the service of the Company and to increase their efforts for its welfare through participation or increased participation in the ownership and growth of the Company.

1.2      Definitions.
         ------------

                  (a) "Acceleration Event" means any event which in the opinion of the Board of Directors of the Company is likely to lead to changes in control of share ownership of the Company, whether or not such change in control actually occurs.

                  (b) "Award" means an Option granted to a Key Participant under the Plan.

                  (c) "Board of Directors" or "Board" means the Board of Directors of the Company.

                  (d) "Code" means the Internal Revenue Code of 1986, as amended.


                  (e)  "Committee"  means the  committee  referred to in Section
         1.3.


                  (f) "Common Stock" means the Common Stock of the Company.


                  (g) "Fair Market Value" means the closing price of the shares on the principal trading market on which the Common Stock is primarily traded on the day on which such value is to be determined or, if no shares were traded on such day, on the next preceding day on which shares were traded, as reported by NASDAQ. If at any time shares of Common Stock are not traded on an exchange or in the over-the-counter market, Fair Market Value shall be the value determined by the Board of Directors or Committee administering the Plan, taking into consideration those factors affecting or reflecting value which they deem appropriate.

                  (h) "Grantee" means a Key Participant to whom an Award is granted under the Plan.

                  (i) "Incentive Share" means a share of Common Stock awarded to a Key Participant under Article VI hereof on such terms as are determined by the Committee.

                  (j) "Incentive Share Agreement" means a written agreement in such form as the Board or Committee, as applicable, shall approve that evidences the terms and conditions of an award of Incentive Shares hereunder.

                  (k) "Incentive Stock Option" means an option to purchase shares of Common Stock which is intended to qualify as an incentive stock option as defined in Section 422 of the Code.

                  (l) "Key Participant" means any person, including officers, directors, employees, agents and consultants of the Company or any Subsidiary who are designated a Key Participant by the Board or Committee, as applicable, and is or is expected to be primarily responsible for the management, growth, or supervision of some part or all of the business of the Company. The power to determine who is and who is not a Key Participant is reserved solely for the Committee.

                  (m) "Nonqualified Stock Option" means an option to purchase shares of Common Stock which is not intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.

                  (n) "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

                  (o) "Optionee" means a Key Participant to whom an Option is granted under the Plan.

                  (p) "Parent" means any corporation which qualifies as a parent of a corporation under the definition of "parent corporation" contained in Section 425(e) of the Code.

                  (q) "Subsidiary" means any corporation which qualifies as a subsidiary of a corporation under the definition of "subsidiary corporation" contained in Section 425(f) of the Code.

                  (r) "Term" means the period during which a particular option may be exercised as determined by the Committee and as provided in the option agreement.

1.3      Administration of the Plan.
         ---------------------------

         The Plan shall be administered by a committee (the "Committee") appointed by the Board of Directors consisting solely of two or more Non-Employee Directors, as defined in Rule 16b-3 (see Section 1.10, below), or in the absence of an appointment of such a Committee, the full Board shall serve as the Committee. Subject to the control of the Board, and without limiting the control over decisions described in
         Section 1.7, the Committee shall have the power to interpret and apply the Plan and to make regulations for carrying out its purpose. More particularly, the Committee shall determine which Key Participants shall be granted Options and the terms of such grants. When granting Options, the Committee shall designate the Option as either an Incentive Stock Option or a Nonqualified Stock Option. Determinations by the Committee under the Plan (including, without limitation, determinations of the person to receive Awards, the form, amount and timing of such Awards, and the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated. In serving on the Committee, members thereof shall be considered to be acting in their capacity as members of the Board of Directors and shall be entitled to all rights of indemnification provided by the Bylaws of the Company or otherwise to members of the Board of Directors.

1.4      Shares Subject to the Plan.
         ---------------------------

         The total number of shares that may be purchased pursuant to Options under the Plan shall not exceed 1,500,000 shares of Common Stock. Shares subject to the Options which terminate or expire prior to exercise shall be available for future Awards under the Plan without again being charged against the limitation of 1,500,000 shares set forth above. Shares issued pursuant to the Plan may be either unissued shares of Common Stock or reacquired shares of Common Stock held in treasury.

1.5      Terms and Conditions of Options.
         --------------------------------

         All Options shall be evidenced by agreements in such form as the Committee shall approve from time to time subject to the provisions of
         Article  II  and  Article  III,  as  appropriate,   and  the  following
         provisions:

                  (a) Exercise. The Committee shall determine whether the Option shall be exercisable in full at any time during the Term or in cumulative or noncumulative installments during the Term.

                  (b) Termination of Employment or Contractor  Relationship.  An
         Optionee's Options shall expire on the expiration of the Term specified in Section 2.1 or 3.1 as the case may be, or upon the occurrence of such events as are specified in the agreement. In the event of exercise of the Option after termination of employment or contractor relationship, the Optionee may exercise the Option only with respect to the shares which could have been purchased by the Optionee at the date of such termination, and then only for a period of 90 days thereafter. However, the Committee may, but is not required to, waive any requirements made pursuant to Section 1.5(b) so that some or all of the shares subject to the Option may be exercised within the time limitation described in this subsection. An Optionee's employment or contractor relationship shall be deemed to terminate on the last date for which he receives a regular wage, salary or contract payment. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A termination of employment or contractor relationship shall not occur where the Optionee transfers from the Company to one of its Subsidiaries or transfers from a Subsidiary to the Company.

                  (c) Death or Disability. Upon termination of an Optionee's employment or contractor relationship by reason of death or disability (as determined by the Committee consistent with the definition of Section 422(c)(7) of the Code), the Option shall expire on the earlier of the expiration of (i) the date specified in the Option which in no event shall be later than 12 months after the date of such termination, or (ii) the Term specified in Section 2.1 or 3.1 as the case may be. The Optionee or his successor in interest, as the case may be, may exercise the Option only as to the shares that could have been purchased by the Optionee at the date of his termination of employment. However, the Committee may, but is not required to, waive any requirements made pursuant to Section 1.5(b) so that some or all of the shares subject to the Option may be exercised within the time limitation described in this subsection.

                  (d) Payment. Payment for shares as to which an Option is exercised shall be made in such manner and at such time or times as shall be provided in the option agreement, including cash, Common Stock of the Company which was previously acquired by the Optionee, or any combination thereof. The Fair Market Value of the surrendered Common Stock as of the date of exercise shall be determined in valuing Common Stock used in payment for Options.

                  (e) Nontransferability. No Option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee.

                  (f) Additional Provisions. Each option agreement may contain such other terms and conditions not inconsistent with the provisions of the Plan, including the award of cash amounts, as the Committee may deem appropriate from time to time.

1.6      Stock Adjustments; Mergers.
         ---------------------------

                  (a) Generally. Notwithstanding Section 1.4, in the event the outstanding shares are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of any other corporation by reason of any merger, sale of stock, consolidation, liquidation, recapitalization, reclassification, stock split up, combination of shares, stock dividend, or transaction having similar effect, the total number of shares set forth in Section 1.4 shall be proportionately and appropriately adjusted by the Committee.

                  (b) Options.  Following a transaction  described in subsection
         (a) above, if the Company continues in existence, the number and kind of shares that are subject to any Option and the option price per share shall be proportionately and appropriately adjusted without any change in the aggregate price to be paid therefor upon exercise of the Option. If the Company will not remain in existence or substantially all of its voting Common Stock and Common Stock will be purchased by a single purchaser or group of purchasers acting together, then the Committee may (i) declare that all Options shall terminate 30 days after the Committee gives written notice to all Optionee's of their immediate right to exercise all Options then outstanding (without regard to limitations on exercise otherwise contained in the Options), or (ii) notify all Optionee's that all Options granted under the Plan shall apply with appropriate adjustments as determined by the Committee to the securities of the successor corporation to which holders of the numbers of shares subject to such Options would have been entitled, or
         (iii) take action that is some combination of aspects of (i) and (ii). The determination by the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding. Any fractional shares resulting from any of the foregoing adjustments under this section shall be disregarded and eliminated.

1.7      Acceleration Event.
         -------------------

         If an Acceleration Event occurs in the opinion of the Board of Directors, based on circumstances known to it, the Board of Directors may, but is not obligated to, direct the Committee to declare that any or all Options granted under the Plan shall become exercisable immediately notwithstanding the provisions of the respective agreements granting any such Awards.

1.8      Notification of Exercise.
         -------------------------

         Options shall be exercised by written notice directed to the Secretary of the Company at the principal executive offices of the Company. Such written notice shall be accompanied by any payment required pursuant to
         Section 1.5(d). Exercise by an Optionee's heir or the representative of his estate shall be accompanied by evidence of his authority to so act in form reasonably satisfactory to the Company.

1.9      Modification, Extension and Renewal of Awards.
         ----------------------------------------------

         Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Awards or accept the surrender of outstanding Awards (to the extent not theretofore exercised) granted under the Plan or under any other plan of the Company or a Subsidiary, and authorize the granting of new
         Awards pursuant to the Plan in substitution therefor, and the substituted Awards may bear such different or additional terms and conditions as the Committee shall deem appropriate within the limitations of the Plan. Notwithstanding the foregoing, however, no modification of an Award shall, without the consent of the Grantee holding the Award, adversely affect the rights or obligations of such Grantee.

1.10.    Compliance with Rule 16b-3.
         ---------------------------

         It is intended that the provisions of the Plan and any Award shall comply in all respects with the terms and conditions of Rule 16b-3 under the Securities Exchange Act of 1934, as in effect on January 1, 1999 and as amended, or any successor provisions, as it relates to persons subject to the reporting requirements of Section 16(a) of such Act. Any agreement granting an Award shall contain such provisions as are necessary or appropriate to assure such compliance. To the extent that any provision hereof is found not to be in compliance with such rule as it relates to such Act, such provision shall be deemed to be modified so as to be in compliance with such rule, or if such modification is not possible, shall be deemed to be null and void, as it relates to such Grantee.

ARTICLE II - INCENTIVE STOCK OPTIONS

2.1      Terms of Incentive Stock Options.
         ---------------------------------

         Each Incentive Stock Option granted under the Plan shall be exercisable only during a Term fixed by the Committee; provided, however, that the Term shall end no later than 10 years after the date the Incentive Stock Option is granted.

2.2      Limitation on Options.
         ----------------------

         The aggregate Fair Market Value of Common Stock (determined at the time the Incentive Stock Option is granted) subject to Incentive Stock Options granted to a Key Participant under all plans of the Key Participant's employer corporation and its Parent or Subsidiary corporations and that become exercisable for the first time by such Key Participant during any calendar year may not exceed $100,000.

2.3      Special Rule for Ten Percent Shareholder.
         -----------------------------------------

         If at the time an Incentive Stock Option is granted, a participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of his employer corporation or of its Parent or any of its Subsidiaries, as determined using the attribution rules of Section 424(d) of the Code, then the terms of the Incentive Stock Option shall specify that the option price shall be at least 110% of the Fair Market Value of the stock subject to the Incentive Stock Option and such Incentive Stock Option shall not be exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

2.4      Interpretation.
         ---------------

         In interpreting this Article II of the Plan and the provisions of individual option agreements, the Committee and the Board shall be governed by the principles and requirements of Sections 421, 422 and 425 of the Code, and applicable Treasury Regulations.

ARTICLE III - NONQUALIFIED STOCK OPTIONS

3.1      Terms and Conditions of Options.
         --------------------------------

         In addition to the requirements of Section 1.5, each Nonqualified Stock Option granted under the Plan shall be exercisable only during a Term fixed by the Committee.

3.2      Section 83(b) Election.
         -----------------------

         The Company recognizes that certain persons who receive Nonqualified Stock Options may be subject to restrictions regarding their right to trade Common Stock under applicable securities laws. Such may cause Optionee's exercising such Options not to be taxable under the provisions  of  Section  83(c)  of the  Code.  Accordingly,  Optionee's
         exercising such Nonqualified Stock Options may consider making an election to be taxed upon exercise of the Option under Section 83(b) of the Code and to effect such election will file such election with the Internal Revenue Service within thirty (30) days of exercise of the Option and otherwise in accordance with applicable Treasury Regulations.

ARTICLE IV  - ADDITIONAL PROVISIONS

4.1      Stockholder Approval.
         ---------------------

         The Plan shall be submitted for the approval of the stockholders of the Company at the first annual meeting of stockholders held subsequent to the adoption of the Plan and in all events within two years of its approval by the Board of Directors. If at said meeting the stockholders of the Company do not approve the Plan, the Plan shall terminate.

4.2      Compliance with Other Laws and Regulations.
         -------------------------------------------

         The Plan, the grant and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all applicable Federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to (a) the listing of such shares on any stock exchange on which the Common Stock may then be listed and (b) the completion of any registration or qualification or exemption of such shares under any Federal or state law, or any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.

4.3      Amendments.
         -----------

         The Board of Directors may discontinue the Plan at any time, and may amend it from time to time, but no amendment, without approval by stockholders, may increase the total number of shares which may be issued under the Plan. Other than as expressly permitted under the Plan, no outstanding Award may be revoked or altered in a manner unfavorable to the Grantee without the consent of the Grantee.

4.4      No Rights As Shareholder.
         -------------------------

         No Grantee shall have any rights as a shareholder with respect to any share subject to his or her Option prior to the date of issuance to him or her of a certificate or certificates for such shares.

4.5      Withholding.
         ------------

         Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the Grantee to remit to the Company an amount sufficient to satisfy any Federal, state or local withholding tax liability in such form as the Company may determine or accept in its sole discretion, including payment by surrender or retention of shares of Common Stock prior to the delivery of any certificate or certificates for such shares.

4.6      Continued Employment Not Presumed.
         ----------------------------------

         This Plan and any document describing this Plan and the grant of any Award hereunder shall not give any Optionee or other Participant a right to continued employment or directorship by the Company or its Subsidiaries or affect the right of the Company or its Subsidiaries to terminate the employment or directorship of any such person with or without cause.

4.7      Effective Date; Duration.
         -------------------------

         The Plan shall become effective as of the date of stockholder approval and shall expire ten years thereafter. No Awards may be granted under the Plan after the expiration date, but Awards granted on or before that date may be exercised according to the terms of the related agreements and shall continue to be governed by and interpreted consistent with the terms hereof.

                                    EXHIBIT B

                         LUCAS EDUCATIONAL SYSTEMS, INC.

                       2000 EXECUTIVE STOCK INCENTIVE PLAN

                                11,315,000 SHARES

ARTICLE I

GENERAL

1.1      Purpose of the Plan.
         --------------------

The purpose of the Lucas Educational Systems, Inc. 2000 Executive Stock Incentive Plan (the "Plan") is to assist Lucas Educational Systems, Inc., a Delaware corporation (the "Company") in securing and retaining key persons of outstanding ability to serve the Company as key executive personnel by making it possible to offer them an increased incentive to join or continue in the service of the Company and to increase their efforts for its welfare through participation or increased participation in the ownership and growth of the Company.

         1.2      Definitions.

                  (a) "Award" means a Restricted Stock Grant or an Option granted to a Participant under the Plan.

                  (b) "Board of Directors" or "Board" means the Board of Directors of the Company.

                  (c) "Code" means the Internal Revenue Code of 1986, as amended.

                  (d) "Common Stock" means the Common Stock of the Company.

                  (e) "Grantee" means a Participant to whom an Award is granted under the Plan.

                  (f) "Participant" means any person, including consultants and directors, who is designated a Participant and is or is expected to be instrumental in promoting the business of the Company.

                  (g) "Nonqualified Stock Option" means an option to purchase shares of Common Stock which is not intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.

                  (h) "Option" means a Nonqualified Stock Option to purchase shares of Common Stock.

                  (i) "Optionee" means a Participant to whom an Option is granted under the Plan.

                  (j) "Parent" means any corporation which qualifies as a parent of a corporation under the definition of "parent corporation" contained in Section 425(e) of the Code.

                  (k) "Restricted Stock Grant" means an Award in the form of a grant of restricted common stock of the Company at a purchase price of $0.061 per Share, which may be paid by the recipient in cash or by the provision of services acceptable to the Board of Directors.

                  (l) "Subsidiary" means any corporation which qualifies as a subsidiary of a corporation under the definition of "subsidiary corporation" contained in Section 425(f) of the Code.

                  (m) "Term" means the period during which a particular option may be exercised as determined by the Committee and as provided in the option agreement.

1.3      Administration of the Plan.
         ---------------------------

         The Plan shall be administered by the Board of Directors. The Board shall have the power to interpret and apply the Plan and to make regulations for carrying out its purpose. More particularly, the Board shall determine which Participants shall be granted Options and the terms of such grants. Determinations by the Board under the Plan (including, without limitation, determinations of the person to receive Awards, the form, amount and timing of such Awards, and the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated. The Plan shall not be qualified under
         Section 423 of the Code.

1.4      Shares Subject to the Plan.
         ---------------------------

         The total number of shares that may be purchased pursuant to Awards under the Plan shall be 11,315,000 shares of Common Stock. Shares may be issued either under Nonqualified Stock Options or as Restricted Stock Grants.

1.5      Terms and Conditions of Options.
         --------------------------------

         All Options shall be evidenced by agreements in such form as the Committee shall approve from time to time subject to the provisions of
         Article  II  and  Article  III,  as  appropriate,   and  the  following
         provisions:

                  (a) Exercise Price. The exercise price of the Option shall be $0.061 per share, which is the price determined by the Board of Directors to be the fair market value of the Common Stock on the date hereof pursuant to an independent appraisal.

                  (b) Exercise. All options must be exercised, if at all, within the time set forth in the Employment Agreement or Option Agreement evidencing the Options.

                  (c) Termination. An Optionee's Option shall expire if not exercised by the Termination Date, or upon the occurrence of such events as are specified in the agreement.

                  (d) Death or Disability. Options under the Plan shall not terminate due to a Participant's death or disability.

                  (e) Payment. Payment for shares as to which an Option is exercised shall be made by each Participant in cash or in existing shares of common stock at their fair market value.

                  (f) Nontransferability. No Option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee.

                  (g) Additional Provisions. Each option agreement may contain such other terms and conditions not inconsistent with the provisions of the Plan, including the award of cash amounts, as the Committee may deem appropriate from time to time.

                  (h) Awards. Awards are hereby made to the following persons in the following amounts:


------------------------- --------------------  --------------------------------
Name                      Shares                Type of Award*
------------------------- --------------------  --------------------------------
Jeffrey R. Gullo          2,385,000             Restricted Stock Grant
Jeffrey R. Gullo          5,430,000             Options
Jerry R. Lucas            2,000,000             Options
Jerry R. Lucas            1,500,000             Options that may be
                                                granted  if  Company  elects to
                                                acquire  certain   intellectual
                                                property rights

* All such Awards are defined in and made pursuant to Employment Agreements dated March 22, 2000 with such persons.

1.6  Stock Adjustments; Mergers.
     ---------------------------

                  (a) Generally. Notwithstanding Section 1.4, in the event the outstanding shares are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of any other corporation by reason of any merger, sale of stock, consolidation, liquidation, recapitalization, reclassification, stock split up, combination of shares, stock dividend, or transaction having similar effect, the total number of shares set forth in Section 1.4 shall be proportionately and appropriately adjusted.

                  (b) Options.  Following a transaction  described in subsection
     (a) above, if the Company continues in existence, the number and kind of shares that are subject to any Option and the option price per share shall be proportionately and appropriately adjusted without any change in the aggregate price to be paid therefor upon exercise of the Option. If the Company will not remain in existence or substantially all of its voting Common Stock and Common Stock will be purchased by a single purchaser or group of purchasers acting together, then the Company may (i) declare that all Options shall terminate 30 days after the Company gives written notice to all Optionee's of their immediate right to exercise all Options then outstanding (without regard to limitations on exercise otherwise contained in the Options), or (ii) notify all Optionee's that all Options granted under the Plan shall apply with appropriate adjustments as determined by the Company to the securities of the successor corporation to which holders of the numbers of shares subject to such Options would have been entitled, or (iii) take action that is some combination of aspects of (i) and (ii). The determination by the Company as to the terms of any of the foregoing adjustments shall be conclusive and binding. Any fractional shares resulting from any of the foregoing adjustments under this section shall be disregarded and eliminated.

1.7  Notification of Exercise.
     -------------------------

     Options shall be exercised by written notice directed to the Secretary of the Company at the principal executive offices of the Company. Such written notice shall be accompanied by any payment required pursuant to Section 1.5(e). Exercise by an Optionee's heir or the representative of his estate shall be accompanied by evidence of his authority to so act in form reasonably satisfactory to the Company.

1.8  Modification, Extension and Renewal of Awards.
     ---------------------------------------------

     Subject to the terms and conditions and within the limitations of the Plan, the Company may modify, extend or renew outstanding Awards or accept the surrender of outstanding Awards (to the extent not theretofore exercised) granted under the Plan or under any other plan of the Company or a Subsidiary, and authorize the granting of new Awards pursuant to the Plan in substitution therefor, and the substituted Awards may bear such different or additional terms and conditions as the Company shall deem appropriate within the limitations of the Plan. Notwithstanding the foregoing, however, no modification of an Award shall, without the consent of the Grantee holding the Award, adversely affect the rights or obligations of such Grantee.

1.9. Compliance with Rule 16b-3.
     --------------------------

     It is intended that the provisions of the Plan and any Award shall comply in all respects with the terms and conditions of Rule 16b-3 under the Securities Exchange Act of 1934, as in effect on March 1, 2000 and as amended, or any successor provisions, as it relates to persons subject to the reporting requirements of Section 16(a) of such Act. To the extent that any provision hereof is found not to be in compliance with such rule as it relates to such Act, such provision shall be deemed to be modified so as to be in compliance with such rule, or if such modification is not possible, shall be deemed to be null and void, as it relates to such Grantee.

ARTICLE II

ADDITIONAL PROVISIONS

2.1  Board Approval.
     ---------------

     The Plan has been approved by the unanimous consent of the Board of Directors of the Company.

2.2  Compliance with Other Laws and Regulations.
     -------------------------------------------

     The Plan, the grant and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all applicable Federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to (a) the listing of such shares on any stock exchange on which the Common Stock may then be listed and (b) the completion of any registration or qualification or exemption of such shares under any Federal or state law, or any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. The Company shall file a Form S-8 registration statement to register the Common Stock issued under the Plan and any resales thereof as soon as the Company becomes eligible for the use of Form S-8. Each Participant shall be required to execute a Subscription Agreement in the form of Exhibit A attached hereto.

2.3  Amendments.
     -----------

     The Board of Directors may discontinue the Plan at any time, and may amend it from time to time, but no amendment, without approval by stockholders, may (a) increase the total number of shares which may be issued under the Plan or to any individual under the Plan, (b) reduce the Option price for shares which may be purchased pursuant to Options under Articles II or III of the Plan, (c) extend the period during which Awards may be granted, or
     (d) change the class of employees to whom Awards may be granted, except as provided in Section 1.6. Other than as expressly permitted under the Plan, no outstanding Award may be revoked or altered in a manner unfavorable to the Grantee without the consent of the Grantee.

2.4  No Rights As Shareholder.
     -------------------------

     No Grantee shall have any rights as a shareholder with respect to any share subject to his or her Option prior to the date of issuance to him or her of a certificate or certificates for such shares.

2.5  Withholding.
     -----------

     Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the Grantee to remit to the Company an amount sufficient to satisfy any Federal, state or local withholding tax liability in such form as the Company may determine or accept in its sole discretion, including payment by surrender or retention of shares of Common Stock prior to the delivery of any certificate or certificates for such shares.

2.6  Effective Date; Duration.

     The Plan shall become effective as of March 24, 2000 pursuant to Board of Director approval received effective such date and shall be submitted for ratification by the Stockholders at the next annual meeting of stockholders.

                               Common Stock Proxy

                         Lucas Educational Systems, Inc.
    This Common Stock Proxy is Solicited on Behalf of the Board of Directors

  The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Lucas Educational Systems, Inc. (the "Company") to be held at the Crowne Plaza North Dallas/Addison Hotel, 14315 Midway Road, Addison, Texas, 75001, on July 29, 2000, beginning at 10:00 a.m., local time, and the Proxy Statement in connection therewith and (2) appoints Jeffrey R. Gullo and Steven R. Crowell, or either of them, the undersigned's proxy with full power of substitution for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof.

  The undersigned directs that the undersigned's proxy be voted as follows:

1. ELECTION OF DIRECTORS:

[  ] FOR all nominees listed below            [  ] WITHHOLD AUTHORITY to vote
    (except as marked to the contrary below)       for all nominees listed below

Jerry R. Lucas; Jeffrey R. Gullo

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

Withhold authority to vote for:
                                ------------------------------------------------

2. APPROVE AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO AFFECT A 1-FOR-4 REVERSE SPLIT AND RETURN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 20,000,000.

         [  ] FOR                   [  ] AGAINST              [  ]  ABSTAIN

3. ADOPTION OF THE COMPANY'S 2000 EMPLOYEE STOCK OPTION PLAN

         [  ] FOR                   [  ] AGAINST              [  ]  ABSTAIN

4. ADOPTION OF THE COMPANY'S 2000 EXECUTIVE INCENTIVE PLAN

         [  ] FOR                   [  ] AGAINST              [  ]  ABSTAIN

5. IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

This proxy will be voted as specified above. If no specification is made, this proxy will be voted for the election of the director nominees in item 1 above and for the ratification in items 2, 3 and 4 above.

The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the Common Stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them may lawfully do by virtue hereof.

If more than one of the proxies named shall be present in person or by substitute at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

Please date, sign and mail this proxy to the Company.

Date             , 2000
    -------------


---------------------------------              ---------------------------------
     Signature of Shareholder                       Signature of Shareholder

Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.

                   Series A Convertible Preferred Stock Proxy

                         Lucas Educational Systems, Inc.

 This Series A Convertible Preferred Stock Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Lucas Educational Systems, Inc. (the "Company", to be held at the Crowne Plaza North Dallas/Addison Hotel, 14315 Midway Road, Addison, Texas, 75001,on July 29, 2000, beginning at 10:00 a.m., local time, and the Proxy Statement in connection therewith and (2) appoints Jeffrey R. Gullo and Steven
R. Crowell, or either of them, the undersigned's proxy will full power of substitution for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Series A Convertible Preferred Stock of the Company standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof.

     The undersigned directs that the undersigned's proxy be voted as follows:

1. ELECTION OF DIRECTORS:

[  ] FOR all nominees listed below            [  ] WITHHOLD AUTHORITY to vote
    (except as marked to the contrary below)       for all nominees listed below


Jerry R. Lucas; Jeffrey R. Gullo; J. D. Young

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

Withhold authority to vote for:
                                ------------------------------------------------


2. APPROVE AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO AFFECT A 1-FOR-4 REVERSE SPLIT AND RETURN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO
  20,000,000.

         [  ]  FOR                  [  ]  AGAINST             [  ]  ABSTAIN

3. ADOPTION OF THE COMPANY'S 2000 EMPLOYEE STOCK OPTION PLAN

         [  ]  FOR                  [  ]  AGAINST             [  ]  ABSTAIN

4. ADOPTION OF THE COMPANY'S 2000 EXECUTIVE INCENTIVE PLAN

         [  ]  FOR                  [  ]  AGAINST             [  ]  ABSTAIN

5. IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

This proxy will be voted as specified above. If no specification is made, this proxy will be voted for the election of the director nominees in item 1 above and for the ratification in items 2, 3 and 4 above.

The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the Series A Convertible Preferred Stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them may lawfully do by virtue hereof.

If more than one of the proxies named shall be present in person or by substitute at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

Please date, sign and mail this proxy to the Company.

Date                 , 2000
     ----------------

----------------------------------            ----------------------------------
     Signature of Shareholder                      Signature of Shareholder

Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.